EXHIBIT 29

                               AUTOLEND IAP, INC.

                           CERTIFICATE OF DESIGNATION
                             OF RIGHTS, PREFERENCES,
                                 AND PRIVILEGES
                                OF $.01 PAR VALUE
                   11% CUMULATIVE CONVERTIBLE PREFERRED STOCK

     The Undersigned, being the duly appointed President and Chief Executive Officer and the Assistant Secretary of AUTOLEND IAP, INC., a Delaware corporation (the "Corporation"), hereby certify that the following Certificate of Designation of Rights, Preferences and Privileges for shares of the $.01 Par Value 11% Cumulative Convertible Preferred Stock of the Corporation was unanimously adopted and approved by the board of directors of the Corporation by written consent dated as of the ____ day of April, 1996.

     The rights, preferences, restrictions and other matters relating to shares of the $.01 par value 11% Cumulative Convertible Preferred Stock of AutoLend IAP, Inc., are as follows:

1. DESIGNATION. shares of the 11% Cumulative Convertible Preferred Stock of AutoLend IAP, Inc. are hereby designated "11% Cumulative Convertible Preferred Stock" (hereinafter referred to as the "Preferred Stock") with the rights, preferences and privileges specified hereunder.

2.   DIVIDENDS.

     (a) Subject to Subparagraph (b) below, the holders of shares of the Preferred Stock shall be entitled to receive, out of funds legally available therefor, dividends at an annual rate per share equal to an annual interest of 11% of the Stated Amount (as hereinafter defined) divided by the total number of shares of Preferred Stock outstanding (the "Dividend Payment"). Such Dividend Payments shall be cumulative and accrue and be payable on April 15, July 15, October 15 and January 15 in each year (each of such dates being a "Dividend Payment Date"), to holders of record at the close of business on the date which is fifteen days prior to the next succeeding Dividend Payment Date (the "Record Date"), in preference to dividends on any Junior Securities (as defined below), commencing on the Dividend Date next succeeding the Original Issue Date. Any Dividend Payments may only be paid out of the Corporation's legally available surplus. Any Dividend Payment or portion thereof that is not paid on the applicable Dividend Payment date shall accrue and be cumulative from such date and shall be payable upon the next Dividend Payment Date at which there is sufficient legally available surplus of the Corporation to permit such payment.

     (b) Dividends payable on the first Dividend Payment Date next succeeding the Original Issue Date shall accrue and be cumulative from such date. Thereafter,


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          dividends  shall  accrue  and be  payable  from the last date to which dividends have been paid, or if no dividends have been paid, from the Original Issue Date. "Original Issue Date" means the date on which Preferred Stock is first issued by the Corporation.

     (c) Accrued but unpaid dividends for any past dividend periods may be declared by the Board of Directors and paid on any date fixed by the Board of Directors, whether or not a regular Dividend Payment Date, to holders of record on the books of the Corporation on such record date as may be fixed by the Board of Directors, which date shall be not more that sixty nor less than ten days prior to the payment date thereof.

     (d) If any dividend is not paid on the Dividend Payment Date therefor, whether or not declared, no cash interest shall accrue on such unpaid dividend.

     (e) "Junior Securities" means the Common Stock of the Corporation, any securities ranking on a parity with the Common Stock as to dividend rights and rights on liquidation, winding up and dissolution.

     (f) "Stated Amount" shall mean $1,000,000 "Stated Amount Per Share" shall mean the Stated Amount divided by the number of Shares of Preferred Stock outstanding.

3. LIQUIDATION PREFERENCE. In the event of any liquidation, dissolution or winding up of the Corporation, no distribution shall be made to holders of shares of capital stock of the Corporation ranking junior to the Preferred Stock upon liquidation, dissolution or winding up, including the Common Stock, unless, prior thereto, the holders of shares of Preferred Stock shall have received an amount per share equal to the Stated Amount Per
     Share plus an amount equal to accrued and unpaid dividends and distributions thereon, to the date of payment, whether or not declared.

4.   VOTING RIGHTS.

     (a) Except as otherwise required by law or subsection (b) herein, a holder of Preferred Stock shall not be entitled to vote on any matter upon which the holders of Common Stock or other capital stock are entitled to vote, and to receive notice of any stockholders meeting in accordance with the by-laws of the Corporation.

     (b) In the event that the Corporation has not paid in full all accrued and unpaid dividends by the end of the 25th month following the Original Issue Date, then the holders of Preferred Stock shall be entitled to vote on all matters upon which the holders of Common Stock or other capital stock are entitled to vote, and to receive notice of any stockholders meeting in accordance with the by-laws of the Corporation, until such time as all such accrued dividends have been paid in full. In the event that the holders of Preferred Stock shall be entitled to vote such Preferred Stock, each share of Preferred Stock shall entitle its holder to a number


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          of votes  such that the  holders  of all of the  Preferred  Stock then outstanding shall, in the aggregate, be entitled to cast that number of votes which would be required to be cast to cause the approval or rejection of any matter or thing upon which shareholders are eligible to vote, such that on matters requiring approval of a majority of the votes entitled to be cast, the holders of all of the Preferred Stock shall be entitled to cast a majority of all votes entitled to be cast, and on matters requiring approval of votes constituting a percentage greater than a majority of the votes entitled to be cast, the holders of all of the Preferred Stock shall be entitled to cast such percentage.

5.   REDEMPTION AT OPTION OF THE CORPORATION.

     (a) The Preferred Stock may be redeemed by the Corporation, at its option on any date set by the Board of Directors, in whole but not in part, out of funds legally available therefor, at any time, at a redemption price per share equal to the Stated Amount Per Share plus, in each case, an amount in cash equal to all accumulated and unpaid dividends thereon, if any, whether or not declared, to but excluding the date fixed for redemption, such sum being hereinafter referred to as the "Redemption Price." The aggregate Redemption Price paid to a holder of Preferred Stock shall be the product of the aggregate number of shares of Preferred Stock redeemed from such holder and the per share Redemption Price, with such product being rounded to the nearest cent, with one-half cent rounded upward.

     (b) Not more than sixty nor less than ten days prior to the redemption date fixed by the Board of Directors, written notice delivered by first class mail, postage prepaid, shall be given to the holders of record of shares of the Preferred Stock to be redeemed, addressed to such holders at their last addresses as shown upon the stock transfer books of the Corporation. Each such notice of redemption shall specify
          (i) the date fixed for redemption, (ii) the Redemption Price, (iii) the place or places of payment, (iv) that payment will be made upon presentation and surrender of the certificates representing shares of Preferred Stock, and (v) that on and after the date fixed for redemption, dividends will cease to accumulate on such shares (unless the Corporation defaults in the payment of the Redemption Price).

     (c) Any notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of shares of Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Preferred Stock. On or after the date fixed for redemption as stated in such notice, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at a place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price for each share. Notice having been given as aforesaid, if, on the date fixed for


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          redemption,  funds  necessary  for the  redemption  shall  be  legally available therefor and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares of Preferred Stock so called for redemption, (i) dividends with respect to the shares so called for redemption shall cease to accumulate on the date fixed for redemption, (ii) such shares shall no longer be deemed outstanding, (iii) the holders thereof shall cease to be stockholders of the Corporation to the extent of their interest in such shares and (iv) all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price for each share, without interest or any sum of
          money  in  lieu  of  interest   thereon,   upon   surrender  of  their
          certificates therefor at a place designated in such notice) shall terminate.

     (d) Except as otherwise specified in Section 6 hereto, the shares of Preferred Stock shall not be subject to the operation of any mandatory redemption, purchase, retirement or sinking fund.

6. MANDATORY REDEMPTION. For a period of sixty days commencing on the third anniversary of the Original Issue Date (the "Put Period"), the holder of shares of Preferred Stock shall have the right to require the Corporation to redeem all of its Preferred Stock for an aggregate purchase price per share equal to the Stated Amount Per Share, plus all accrued and unpaid dividends to the date of redemption, whether or not declared. Such right to require redemption shall expire at the end of the Put Period.

          If shares of Preferred Stock shall have been presented for redemption pursuant to this Paragraph 6 hereof, and the Corporation shall have failed to make payment in full for such redemption within 30 days of such request, then at the option of the holder: (i) such shares of Preferred Stock shall be convertible into shares of Common Stock of the Corporation at a ratio such that upon conversion of all outstanding shares of Preferred Stock, the Common Stock issued upon such conversion would entitle its holders in the aggregate to a number of votes equal to 50% plus one (1) of the votes eligible to be cast on any matter, on a fully diluted basis or (ii) until such time as such payment has been made in full, the holder, of Preferred Stock shall, in the aggregate, be entitled to cast that number of votes which would be required to be cast to cause the approval or rejection of any matter or thing upon which shareholders are eligible to vote, such that on matters requiring approval of a majority of the votes entitled to be cast, the holders of all of the Preferred Stock shall be entitled to cast a majority of all votes entitled to be cast, and on matters requiring approval of votes constituting a percentage greater than a majority of the votes entitled to be cast, the holders of all of the Preferred Stock shall be entitled to cast such percentage.

7. PREEMPTIVE RIGHTS. The Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

8. SEVERABILITY OF PROVISIONS. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such


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     provision  shall be ineffective  only to the extent of such  prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

9. THE UNDERSIGNED President and Chief Executive Officer and the Assistant Secretary of AutoLend IAP, Inc., hereby make this certificate, declaring and certifying that this is the duly authorized act and deed of the Corporation and the facts herein stated are true, and accordingly have hereunto set their hand this ___ day of April, 1996.

                                       AUTOLEND IAP, INC.


                                       By:__________________________________
                                          Steve Simon, President and CEO

ATTEST:


_____________________________
Assistant Secretary


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